                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                      January 30, 2004 (January 30, 2004)


                                 GREY WOLF, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            TEXAS                              1-8226                           74-2144774
(STATE OR OTHER JURISDICTION          (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)



                         10370 RICHMOND AVE., SUITE 600
                                HOUSTON, TX 77042
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE AND ZIP CODE)



                                  713-435-6100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    EXHIBIT

         Exhibit 99.1    Grey Wolf, Inc. Press Release, dated January 30, 2004.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 30, 2004, Grey Wolf, Inc. issued a press release announcing operating results for the quarter and year ended December 31, 2003. A copy of this press release is being furnished as an exhibit to this report.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 30, 2004

                                            GREY WOLF, INC.


                                            /s/ David W. Wehlmann
                                            ------------------------------------
                                            David W. Wehlmann
                                            Executive Vice President
                                            and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

Exhibit 99.1             Grey Wolf, Inc. Press Release, dated January 30, 2004.


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